                                                                     Rule 497(c)
                                                               Reg. No. 33-66712

                               LINDNER INVESTMENTS

SUPPLEMENT, dated April 1, 2003, to Prospectus, dated October 8, 2002:

2. THE DESCRIPTION IN THE PROSPECTUS UNDER THE CAPTION "MANAGEMENT OF THE TRUST--SUB-ADVISERS--MARKET NEUTRAL FUND" IS AMENDED TO READ IN ITS ENTIRETY AS
FOLLOWS:

MARKET NEUTRAL FUND

Standish Mellon Asset Management LLC ("Standish Mellon") serves as subadviser for the Market Neutral Fund. Standish Mellon is a registered investment adviser that is a wholly-owned subsidiary of Mellon Financial Corporation, a financial services company headquartered in Pittsburgh, Pennsylvania. Standish Mellon was founded in 1933. Its principal offices are located at One Boston Place, Boston, Massachusetts 02108. The primary business of Standish Mellon is the management of investment portfolios for institutions and individuals, and at September 30, 2002, it had in excess of $40 billion of assets under management. The Market Neutral Fund is team-managed by Standish Mellon's investment staff, which is led by David Cameron and Sean Fitzgibbon. Mr. Cameron earned a BA degree from St. Lawrence University and joined Standish Mellon in 1987. He is the lead portfolio manager for the large-cap value strategy of Standish Mellon. Prior to 1987, Mr. Cameron was employed by BayBank Investment Management for more than six years. Mr. Cameron is a Chartered Financial Analyst. Mr. Fitzgibbon earned a BS in economics from Northeastern University and an MBA from Babson College, and joined Standish Mellon in 1991. Mr. Fitzgibbon is also a Chartered Financial Analyst.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE